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                 CONSENT OF TOWNSEND AND TOWNSEND AND CREW LLP

        We consent to the reference to our firm under the caption "Experts" in Amendment No. 2, dated May 25, 1999, of the Registration Statement on form S1 and related Prospectus of Ramp Networks, Inc. for the registration of 4,000,000 shares of its common stock.

                                TOWNSEND AND TOWNSEND AND CREW LLP

                                By:  /s/ PAUL C. HAUGHEY
                                   ------------------------------------
                                   Paul C. Haughey, Partner

Palo Alto, California
May 25, 1999